                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003

                          THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

         Minnesota                     0-15767                    41-1293081
(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)


     411 Farwell Avenue, South St. Paul, Minnesota                  55075
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (651) 451-3030

Item 7. Financial Statements and Exhibits

         (c) Exhibits. The following exhibit is furnished with this report:

             99 Press Release dated October 28, 2003 of The Sportsman's Guide, Inc.

Item 12. Results of Operations and Financial Condition

         On October 28, 2003, The Sportsman's Guide, Inc. issued a press release to report its financial results for the three and nine months ended September 30, 2003. The release is furnished as Exhibit 99 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE SPORTSMAN'S GUIDE, INC.



Date: October 29, 2003                       By: /s/ CHARLES B. LINGEN
                                                 -------------------------------
                                                 Name: Charles B. Lingen
                                                 Title: Executive Vice President
                                                        of Finance and
                                                        Administration and Chief
                                                        Financial Officer